SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   March 9, 2009

California Gold Corp.
(Exact name of Registrant as specified in its charter)

Nevada	333-134549	83-0483725
(State or other jurisdiction	(Commission File number)	(IRS Employer Identification No.)
of incorporation or organization)

6830 Elm Street, McLean, VA  22101
(Address of principal executive offices)  (Zip Code)

(703) 403-7529
(Registrant’s telephone number, including area code)

US Uranium Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 9, 2009, our Board of Directors and holders of a majority of our outstanding common stock approved, and we filed with the Secretary of State of the State of Nevada, a Certificate of Amendment to our Articles of Incorporation, which changed our name from US Uranium Inc. to California Gold Corp.

On the same day we issued a press release with respect to the change of our name.  The Certificate of Amendment and the press release are annexed as Exhibits 99.1 and 3.1 hereto and are hereby incorporated herein and made a part hereof.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Exhibit Description
3.1	Certificate of Amendment to Articles of Incorporation dated March 9, 2009
99.1	Press Release of the registrant dated March 9, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

California Gold Corp.

Date: March 11, 2009	By:	/s/ James D. Davidson
James D. Davidson
President